Exhibit 32.1

Certification of CEO and CFO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of PS Business Parks, Inc. (the “Company”) for the period ending December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Stephen W. Wilson, as Interim President and Chief Executive Officer of the Company, and Adeel Khan, as Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen W. Wilson
Name: Stephen W. Wilson
Title: Interim President and Interim Chief Executive Officer
Date: February 22, 2022

/s/ Adeel Khan
Name: Adeel Khan
Title: Chief Financial Officer
Date: February 22, 2022